Exhibit 10.1

THIRD AMENDMENT TO MEMBER INTEREST AND

ASSET EXCHANGE AGREEMENT

THIS THIRD AMENDMENT TO MEMBER INTEREST AND ASSET EXCHANGE AGREEMENT (this “Third Amendment”) is dated as of the 19th day of August, 2026, by and among Transportation and Logistics Systems, Inc., a Nevada corporation (“TLSS”), TLSS Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of TLSS (“TA”), TLSS Reverse PGS, LLC, a Texas limited liability company, a wholly-owned subsidiary of TA (“Reverse”), Badcer Ops, Inc., a Nevada corporation (“Seller”), Jeff Badders (“Badders”) and Mercer Street Global Opportunity Fund, LLC (“Mercer” and with Badders, collectively, the “Seller Shareholders”), Patriot Glass Solutions, LLC, a Texas limited liability company (“PGS”) and Michael Wanke (“Wanke”), the twenty (20%) percent owner and the sole Manager of PGS, of which the Seller is an eighty (80%) percent owner. Each of the parties to this Third Amendment is individually referred to herein as a “Party” and collectively, as the “Parties.” Capitalized terms utilized herein shall have the meanings ascribed to them in the “Agreement” (as hereinafter defined), unless otherwise defined in this Third Amendment.

W I T N E S S E T H :

WHEREAS, the Parties entered into that certain Member Interest and Asset Exchange Agreement having an Agreement Date as of April 1, 2026 (the “Exchange Agreement”) pursuant to which Reverse (a wholly owned subsidiary of TA) will be combined with PGS through a reverse triangular merger of Reverse with and into PGS, with PGS as the surviving entity (the “Merger”), pursuant to which (i) one hundred (100%) percent of the Seller’s Interests in PGS (which equals 80% of all Interests in PGS) and (ii) the four (4) Patents owned by Seller (and which are licensed to PGS for utilization in the business of PGS), will be exchanged, transferred and assigned to TA, all in exchange for the Seller receiving, in the aggregate, Forty-Seven Thousand Five Hundred (47,500) shares of TLSS Series J Preferred Shares, which Exchange Agreement was amended by a certain First Amendment to Member Interest and Asset Exchange Agreement dated as of June 1, 2026 (the “First Amendment”) and which was amended by a certain Second Amendment to Member Interest and Asset Exchange Agreement dated as of July 7, 2026 (the “Second Amendment”) and which was further amended by TLSS, TA and Reverse providing a Notice of Extension of Closing Date dated as of July 31, 2026 (the “Extension Notice” and with the First Amendment, the Second Amendment and the Exchange Agreement, collectively, the “Agreement”); and

WHEREAS, the Parties desire to amend the terms of the Agreement pursuant to the terms set forth herein.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties intending to be legally bound, hereby agree as follows:

1. The recitations heretofore set forth are true and correct and are incorporated herein by this reference.

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2. The Agreement as modified by this Third Amendment remains in full force and effect. To the extent of any inconsistency between the terms of this Third Amendment and the terms of the Agreement, the terms of this Third Amendment shall supersede and control to the extent of such inconsistency.

3. Section 1.2 entitled EFFECTIVE TIME, shall be amended as follows:

(i) Delete “twenty (20) days” as set forth in the Second Amendment;

(ii) Delete “July 15, 2026” as set forth in the Second Amendment and replace the same with “August 25, 2026”;

(iii) Delete “August 4, 2026” as set forth in the Second Amendment and extended by the Extension Notice to August 19, 2026, and replace the same with “September 16, 2026”; and

(iv) The last two (2) sentences shall each be deleted.

4. Section 1.10 entitled DUE DILIGENCE PERIOD, shall be amended by deleting “no later than July 15, 2026 (the “Schedule Delivery Date”)” as set forth in the Second Amendment, and replacing the same with “no later than August 25, 2026 (the “Schedule Delivery Date”).

5. Section 3.5 entitled FINANCIAL STATEMENTS, shall be amended as follows:

Subsection (d) shall be amended by deleting “July 15, 2026” as set forth in the Second Amendment and replacing the same with “August 25, 2026”.

6. Section 6.2 entitled FULL ACCESS; DELIVERABLES, shall be amended by deleting “No later than July 24, 2026” as set forth in the Second Amendment and replacing the same with “August 25, 2026”.

7. This Third Amendment may be executed in any number of counterparts, each of which, when executed, shall be deemed an original and all of which shall be deemed one and the same instrument. Transmission of signatures electronically via DocuSign® (or like service), via facsimile or via an e-mail of a signed .pdf of this Third Amendment shall be deemed to be original signatures.

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IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the day and year first above written.

PGS:

PATRIOT GLASS SOLUTIONS, LLC,
a Texas limited liability company

By:	/s/ Michael Wanke
Name:	Michael Wanke
Title:	Manager

SELLER:

Badcer Ops, Inc., a Nevada corporation

By:	/s/ Jonathan Juchno
Name:	Jonathan Juchno
Title:	Authorized Signatory

SELLER SHAREHOLDERS:

/s/ Jeff Badders
JEFF BADDERS

MERCER STREET GLOBAL OPPORTUNITY FUND, LLC

By:	/s/ Jonathan Juchno
Name:	Jonathan Juchno
Title:	Authorized Signatory

WANKE:

/s/ Michael Wanke
Michael Wanke

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TLSS:

TRANSPORTATION AND LOGISTICS
SYSTEMS, INC., a Nevada corporation

By:	/s/ Sebastian Giordano
Sebastian Giordano, CEO

TA:

TLSS ACQUISITION, INC., a Delaware corporation

By:	/s/ Sebastian Giordano
Sebastian Giordano, CEO

REVERSE:

TLSS REVERSE PGS, LLC, a Texas limited liability company

By:	/s/ Sebastian Giordano
Sebastian Giordano, Manager

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